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                                                                EXHIBIT 10.20(f)

                                    AMENDMENT
                                     TO THE
                           REVOLVING CREDIT AGREEMENT
                                 BY AND BETWEEN
       TELEPHONE AND DATA SYSTEMS, INC. AND AERIAL OPERATING COMPANY, INC.

This Fifth Amendment (the "FIFTH AMENDMENT") to the Revolving Credit Agreement dated as of August 31, 1998, as amended by the First Amendment thereto dated as of November 3, 1998, by the Second Amendment thereto dated as of February 15, 1999, by the Third Amendment thereto dated as of July 22, 1999 and by the Fourth Amendment thereto dated as of November 1, 1999 (the "REVOLVING CREDIT AGREEMENT") by and between Telephone and Data Systems, Inc. ("TDS"), a Delaware corporation, and Aerial Operating Company, Inc. (the "COMPANY"), a Delaware corporation, is dated and effective as of this 1st day of November, 1999. Undefined, capitalized terms shall have the meanings assigned to such terms in the Revolving Credit Agreement.

                  WHEREAS, TDS and the Company are parties to the Revolving Credit Agreement and have agreed to enter into this Fifth Amendment on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises set forth above, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, TDS and the Company agree to amend the Revolving Credit Agreement as follows:

1. AMENDMENTS TO THE REVOLVING CREDIT AGREEMENT. Effective as of the date first above written and subject to the execution of this Fifth Amendment by the parties hereto, the Revolving Credit Agreement shall be and hereby is amended as follows:

         1.1 The first sentence of SECTION 3 shall be amended (a) to delete the reference to "3%" and to substitute "2.35%" therefor; and
                  (b) to delete the reference to

                  "3-1/2%" and to substitute "2.85%" therefor.

2. TERMINATION OF REVOLVING CREDIT AGREEMENT GUARANTY. Concurrently with the execution of this Fifth Amendment, the unconditional and irrevocable guarantee by Aerial Communications, Inc., a Delaware corporation ("Guarantor"), of the Company's obligations under the Revolving Credit Agreement and the Notes issued thereunder shall be terminated and of no further force or effect. TDS, the Company and Guarantor shall execute and deliver any additional instruments as may be necessary to further evidence the termination of such guarantee.


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3.       CONDITIONS PRECEDENT. This Fifth Amendment shall become effective as of the date above written, if, and only if, TDS has received duly executed originals of this Fifth Amendment from the Company, Aerial and TDS.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants as follows:

         4.1 This Fifth Amendment and the Revolving Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms.

         4.2 Upon the effectiveness of this Fifth Amendment, the Company hereby reaffirms all representations and warranties made in the Revolving Credit Agreement, and to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Fifth Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

5.       REFERENCE TO AND EFFECT ON THE REVOLVING CREDIT AGREEMENT.

         5.1 Upon the effectiveness of SECTION 1 hereof, on and after the date hereof, each reference in the Revolving Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Revolving Credit Agreement as amended hereby, and each reference to the Revolving Credit Agreement in any other document, instrument or agreement shall mean and be a reference to the Revolving Credit Agreement as modified hereby.

         5.2 The Revolving Credit Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         5.3 Except as expressly provided herein, the execution, delivery and effectiveness of this Fifth Amendment shall not operate as a waiver of any right, power or remedy of TDS, nor constitute a waiver of any provision of the Revolving Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. GOVERNING LAW. This Fifth Amendment shall be governed by and construed in accordance with the other remaining terms of the Revolving Credit Agreement and the internal laws (as opposed to conflict of law provisions) of the State of Illinois.

7. PARAGRAPH HEADINGS. The paragraph headings contained in this Fifth Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.


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8.       COUNTERPARTS. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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                  IN WITNESS WHEREOF, the parties hereto, by their duly
authorized representatives, have executed this Fifth Amendment to the Revolving Credit Agreement, effective as of the date first written above.




TELEPHONE AND DATA SYSTEMS, INC.               AERIAL OPERATING COMPANY, INC.


By:      /S/ SANDRA L. HELTON                  By:      /S/ DONALD W. WARKENTIN
         ----------------------------------             -----------------------
Name:    Sandra L. Helton                      Name:    Donald W. Warkentin
Title:   Executive Vice President - Finance    Title:   President

The Guarantor hereby consents to the termination of Guarantor's unconditional and irrevocable guarantee of the Company's obligations under the Revolving Credit Agreement and the Notes issued thereunder, as set forth in Section 2 of this Fifth Amendment.

AERIAL COMMUNICATIONS, INC.


By:      /S/ DONALD W. WARKENTIN
         -----------------------
Name:    Donald W. Warkentin
Title:   President